UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2005

Alamosa Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32357	75-2890997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 S. Loop 289, Lubbock, Texas, 79424
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (806) 722-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Alamosa Holdings, Inc. files as Exhibit 99.1 AirGate PCS, Inc.'s annual report on Form 10-K for the fiscal year ended September 30, 2004.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
Exhibit 99.1	AirGate PCS, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2004.
Exhibit 99.2	Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005

ALAMOSA HOLDINGS, INC.

By:   /s/ Kendall W. Cowan

Kendall W. Cowan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	AirGate PCS, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2004.
Exhibit 99.2	Consent of KPMG LLP.